SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 25-Jul-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE11
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jul-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     25-Jul-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated             25-Jul-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE11

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jul-02

DISTRIBUTION SUMMARY

                         Beginning                Current Period        Accrued
          Original Current Principa    Principal   Pass-Through        Interest
Class  Face Value           Amount   Distribution          Rate Distributed (1)
A-1    215000000.00    212094413.81     2432647.37      2.19000%       387072.31
A-2    100000000.00     98412830.80     1890068.73      2.21500%       181653.68
A-3    120000000.00    118095396.96     2268082.48      2.17000%       213555.84
A-IO   264262500.00    260376104.75           0.00      6.16000%      1451803.84
M-1     31000000.00     31000000.00           0.00      2.72000%        70266.67
M-2     25750000.00     25750000.00           0.00      3.39000%        72743.75
B-1     19250000.00     19250000.00           0.00      4.14000%        66412.50
B-2      4000000.00      4000000.00           0.00      4.59000%        15300.00
X      515000050.00    509788260.29           0.00                          0.00
R             50.00            0.00           0.00      2.17000%            0.00
Total  515000050.00    508602641.57     6590798.57                    2458808.59


                      Certificate         Ending
     Realized Loss        Interest   Current Prin
         Principal      Shortfall         Amount
Class
  A-1           N/A            0.00   209661766.44
  A-2           N/A            0.00    96522762.07
  A-3           N/A            0.00   115827314.48
 A-IO           N/A            0.00   256372194.62
  M-1          0.00            0.00    31000000.00
  M-2          0.00            0.00    25750000.00
  B-1          0.00            0.00    19250000.00
  B-2          0.00            0.00     4000000.00
    X           N/A            0.00   504365095.10
    R           N/A            0.00           0.00
Total          0.00            0.00   502011842.99

AMOUNTS PER $1,000 UNIT
                                                       Interest          Ending
                              Prin            Int Carry-forward       Curr Prin
ClassCusip            Distribution   Distribution        Amount          Amount
A-1  22540VM74         11.31463891     1.80033633    0.00000000    975.17100670
A-2  22540VM82         18.90068730     1.81653680    0.00000000    965.22762069
A-3  22540VM90         18.90068730     1.77963200    0.00000000    965.22762069
A-IO 22540VN24          0.00000000     5.49379439    0.00000000    970.14216780
M-1  22540VN40          0.00000000     2.26666677    0.00000000   1000.00000000
M-2  22540VN57          0.00000000     2.82500000    0.00000000   1000.00000000
B-1  22540VN65          0.00000000     3.45000000    0.00000000   1000.00000000
B-2  22540VN73          0.00000000     3.82500000    0.00000000   1000.00000000
X    BCC06ZWX9          0.00000000     0.00000000    0.00000000    979.34960413
R    22540VN32          0.00000000     0.00000000    0.00000000      0.00000000

                                       GROUP 1       GROUP 2         TOTAL
Principal Distributions:
Beginning Balance                    252272209.09  255645295.12    507917504.21
     Scheduled Principal                152040.10     161335.82       313375.92
     Prepayments (Includes Curtailm    1846037.40    3250124.59      5096161.99
     Net Liquidation Proceeds                0.00          0.00            0.00
     Loan Purchase Prices                    0.00          0.00            0.00
     Total Principal Remittance        1998077.50    3411460.41      5409537.91
     Net Realized Losses                     0.00          0.00            0.00
Ending Balance                       250274131.76  252233834.75    502507966.51

Ending Overcollateralization Amount          				   2353252.14

Prefunding Account:
Beginning Balance                     20419009.03   11528297.29     31947306.32
Subsequent Transfer                   20415409.68    9661140.56     30076550.24
Added to available certificate prin       3599.35      10028.10        13627.45
Amount on Deposit in Prefunding Acc          0.00    1857128.63      1857128.63

Aggregate Ending Collateral Balance						 504365095.14

Interest Distributions:
Scheduled Interest - Net of Servici    1772202.21    1759376.49      3531578.70
Less Relief Act Interest Shortfall          18.95       9829.36         9848.31
Less Net Prepayment Interest Shortf          0.00          0.00            0.00
                                       1772221.16    1769205.85      3541427.01
Capitalized Interest Account:
Beginning Balance                            				    171799.81
Plus: Investment Income                                                    0.00
less: Capitalized Interest Requirem          		     		      9848.31
less: Withdrawal of Overfunded Inte                                   161951.50
Ending Balance                                                             0.00

Servicing Fee                           105113.43     106518.86       211632.29
Trustee Fee                                672.73        681.72         1354.45
FSA Premium                              10604.72      10825.41        21430.13





AdvanCurrent Aggregate  Advances as of determination date            3219893.36
     Outstanding Aggregate Advances as of end of prior calendar      3811598.96

Delinquency Information
                                       Group 1                      Group 2
                  Count          Balance       Count           Balance
30-59 days delinquent  38 4,038,339.21               35 4,490,197.58
60-89 days delinquent  14 1,144,452.53                9 1,181,520.46
90 or more days delin   5   437,139.03                2    80,563.50

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


                       Group 1                       Group 2
Foreclosure           9.00 1,255,455.66    11.00  2,041,456.93
Bankruptcy            1       80,126.59     2       334,529.63
REO                   0            0.00     0             0.00
Outstanding Loans  1999  250,274,131.76  1700   252,233,834.75













Number of Loans for which Prepayment Premiums were collected                 20
Current amount of Prepayment Premiums                                115,206.50

Current Delinquency Rate (60+days)                                      1.29970%
Rolling Three Month Delinquency Rate (60+days)                          0.82812%

Number of Loans Repurchased                                                   0
Principal Balance of Loans Repurchased                                     0.00

Realized Losses incurred during the related Due Period                     0.00
Cumulative Net Realized Losses since Startup Day                           0.00

Principal Balance of Liquidated Loans                                      0.00
Cumulative Principal Balance of Liquidated Loans                           0.00

Weighted Average Term to Maturity of Mortgage Loans                Not Available
Weighted Average Gross Coupon of Mortgage Loans                        8.84367%
Weighted Average Net Coupon of Mortgage Loans                          8.32297%

Insured Payment on Class As                                                0.00



Senior Enhancement Percentage                                          15.92311%

Net Excess Spread                                                       2.77585%

Deposit to Basis Risk Reserve Fund                                         0.00
Basis Risk Reserve Fund Balance                                        5,000.00

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE11


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA